                                                                   Exhibit 10.17

                            TENTH AMENDMENT TO LEASE
                     ADDITION AND DELETION OF SQUARE FOOTAGE



         That certain Lease dated August 19, 1991, as amended by the First Addendum to Lease dated August 19, 1991, the Second Amendment to Lease dated June 1, 1992, the Third Amendment to Lease dated October 15, 1992, the Fourth Amendment of Lease dated August 24, 1993, the Fifth Amendment to Lease dated September 9, 1994, the Sixth Amendment to Lease dated May 31, 1995, the Seventh Amendment to Lease dated March 29, 1996, the Eighth Amendment to Lease dated April 29, 1996 and the Ninth Amendment to the Lease dated January 31, 1997 (collectively the "Lease"), by and between Carr Redmond Corporation, a Washington corporation, successor in interest to Redmond East, L.L.C. ("Lessor") and InControl, Inc. a Delaware corporation ("Lessee"), for the Premises located at 6675 185th Avenue NE and 6645 185th Avenue NE, Redmond, Washington 98052, is amended this 1st day of May, 1997 solely as hereinafter described.

         Effective the 1st day of May, 1997, Landlord and Tenant desire to amend the Lease to, among other things, provide for further expansion space on the second floor of Building 14 and at the same time remove the warehouse portion of the Premises from the leased area which was never occupied. The portions of the Lease as numbered below are amended to read as follows:

1.       PARAGRAPH 1.  PREMISES.

         Building 13 - 42,422 rentable square footage has not changed (inadvertently identified as 42,444 square feet in Paragraph C of the Ninth Amendment to Lease).

         Building 14 - 26,521 rentable square feet calculated as follows:
         Current square footage of 22,206 rentable square feet (inadvertently identified as 22,260 square feet in Paragraph C of the Ninth Amendment), plus the balance of the second floor office space of 4,315 rentable square feet added by this amendment. The total square footage in Building 14 is 35,091 rentable square feet.

         Building 14 - Future expansion area. The future expansion area identified in Paragraph 3 of the Ninth Amendment as the Office Expansion Space of 9,500 square feet has been changed. The Office Expansion Space which shall become part of the Premises no later than June 1, 1999 in accordance with the Ninth Amendment, is the remaining first floor office space of 4,270 rentable square feet and warehouse space of 4,300 rentable square feet ("Warehouse Expansion Space").

2.       PARAGRAPH 6.  ADDITIONAL RENTAL.

         Effective May 1, 1997, the Tenant share of expenses in Building 14 shall be amended to 75.58%; Building 13 is unchanged at 100%. When Tenant expands into the Office Expansion Space and Warehouse Expansion Space, the Tenant's share of expenses in Building 14 shall become 100%.

3.       PARAGRAPH 10.  CONSTRUCTION.

         Lessor agrees that it shall provide Lessee a $5.00 per square foot tenant allowance for the Office Expansion Space in accordance with the terms of Paragraph 3 of the Ninth Amendment to Lease. No tenant improvement allowance will be provided for the Warehouse Expansion Space, it will be delivered broom clean and in "AS IS" condition.

4.       PARAGRAPH 5.  RENTAL.

BUILDING 14 - 6645 185TH AVENUE NE, REDMOND, WA 98052

Effective                                         Monthly                   Rent                     New Monthly
Date                                              Base Rent                 Escalation               Base Rent
--------------------------------------------      ----------                ----------               -----------
January 1, 1997                                                                                      $16,562.50
(Office space of 15,000 s.f. at $13.25 s.f.)

May 1, 1997                                       $16,562.50                $4,764.48                $21,326.98
(Office space of 4,315 s.f. at $13.25 s.f.)

June 1, 1997                                      $21,326.98                $7,956.63                $29,283.61

(end of free rent period for Sixth Expansion Premises of 7,206 s.f., (inadvertently identified as 7,260 s.f. in Paragraph 5 of the Ninth Lease Amendment.))

June 1, 1999 (not later than)                     $29,283.61                $8,310.42(1)             $37,594.03
June 1, 1999                                      $37,594.03                $4,972.68(2)             $42,566.71

1 (addition of Office Expansion Space of 4,270 s.f. at $15.50 s.f. and Warehouse
   Expansion Space of 4,300 s.f. at $7.80 s.f.)

2 (rent increase to $15.50 s.f. for office area of 26,521 s.f.)

June 1, 2002                                      $42,566.71                $5,521.02                $48,085.54

(rent increase to $17.50 for office area of 30,791 s.f. and to $8.88 per s.f. for warehouse area of 4,300 s.f.)


BUILDING 13 - 6675 185TH AVENUE NE, REDMOND, WA 98052

EFFECTIVE                 MONTHLY                    RENT                     New Monthly
DATE                      BASE RENT                  ESCALATION               Base Rent
---------------           ----------                 ----------               -----------
January 1, 1997                                                               $49,492.33
June 1, 1999              $49,492.33                 $5,302.75                $54,795.08
June 1, 2002              $54,795.08                 $7,070.33                $61,865.41

All other terms and conditions of the above-described Lease shall remain in full force and effect.

Lessor:   Carr Redmond Corporation        Lessee:   InControl, Inc.
          a Washington corporation                  a Delaware corporation

By:         /s/ PHILIP L. HAWKINS         By:         /s/  DONALD F. SEATON III
          -----------------------------             ---------------------------

Its:        Managing Director             Its:        VP Finance

Date:       5/1/97                        Date:       28 April 1997

DISTRICT OF COLUMBIA)
                    )ss
                    )

         On this 2nd day of May, 1997, before me, the undersigned, a Notary Public in and for the District of Columbia, duly commissioned and sworn as such, personally appeared Philip L. Hawkins, to me known to be the Managing Director of CARR REDMOND CORPORATION the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

         WITNESS my hand and official seal the day and year in this certificate first above written.

                                        Printed Name:  /s/ Olivia M. Kerr
                                                      -------------------------
                                        NOTARY PUBLIC in and for the District
                                        of Columbia, residing at
                                        8915 Cullun Dr., Lorton, VA 22079
                                        My commission expires:  11/30/01

STATE OF WASHINGTON)
                   )ss
COUNTY OF KING     )

         On this 29th day of April, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared Donald F Seaton III, to me known to be the V.P. Finance of InControl, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

         WITNESS my hand and official seal the day and year in this certificate first above written.

                  [Notary Seal]            Printed Name:  /s/ K. Kay Hannah
                                                        -----------------------
                                           NOTARY PUBLIC in and for the State
                                           of Washington, residing at
                                           Redmond, WA
                                           My commission expires:  2/14/00